UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 21, 2012

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Brookfield Place, P.O. Box 848 Toronto, Ontario, Canada, M5J 2T3
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 888-749-4916

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment to Articles of Incorporation

On December 28, 2012, the Registrant amended its Articles of Incorporation by filing Amended and Restated Articles of Incorporation to increase the total number of authorized shares from 200,000,000 shares to 510,000,000 shares including 300,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock.  The Amended and Restated Articles of Incorporation authorize the Registrant’s board of directors to designate from time to time one or more classes or one or more series of preferred stock within any class, and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series of preferred stock, without requiring a vote of the shareholders.

A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.5.

Amendment to Bylaws

On November 27, 2012, the board of directors approved the adoption of a new form of December 21, 2012, the Registrant adopted a new form of Amended and Restated Bylaws that supercede and replace the Company’s previous bylaws. The amendments approved by the directors are set forth in a new Section 2.5 inserted in the bylaws, and, among other things, require advance notice to the Company in circumstances where nominations of persons for election to the board are made by shareholders other than pursuant to: (a) a requisition of a meeting made pursuant to the provisions of the Nevada Revised Statutes, or (b) a shareholder proposal made pursuant to the provisions of the Nevada Revised Statutes.  On December 21, 2012, the shareholders ratified the adoption of the new form of Amended and Restated Bylaws.

A copy of the new form of Amended and Restated Bylaws of the Registrant is attached hereto as Exhibit 3.6.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On December 21, 2012, the Company held its 2012 Annual Meeting of Stockholders. There were 44,401,319 shares represented in person or proxy at the meeting, constituting approximately 53% of the total number of issued and outstanding shares.  Accordingly, a quorum was present at the meeting as required by the Amended and Restated Bylaws of the Company.

At the meeting, the stockholders: (i) elected all of the Company’s nominated directors, (ii) approved and ratified the appointment of Morrill & Associates, LLC, as the Company’s independent registered accounting firm for the fiscal year ending June 30, 2013, (iii) ratified adoption of Amended and Restated Bylaws that replace and supersede the Company’s previous Bylaws, which Amended and Restated Bylaws enable the Company to comply with the listing requirements of the Toronto Stock Exchange,  (iv) approved adoption of a new form of Amended and Restated Bylaws that replace and supersede the Company’s previous bylaws, which New Amended and Restated Bylaws set forth procedures for nominations of directors including an advance notice requirement applicable in certain circumstances to nominations of directors by shareholders, (v) ratified adoption of the Company’s rolling stock option plan, (vi) approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized share capital from  200,000,000 common shares to 500,000,000 common shares with the same par value of $0.001 per common share, and (vii) approved an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock with a par value of $0.001 per share and to provide the board of directors of the Company with authorization to prescribe the series and the number of shares of each series of preferred stock to be issued, as well as the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series of preferred stock.

The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the

2013 Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Not Voted
R. Geoffrey Browne	42,225,374	0	12,190	2,163,755
John Pulos	42,193,374	0	44,190	2,163,755
Timothy Unwin	42,224,374	0	13,190	2,163,755
George Kent	42,224,374	0	13,190	2,163,755
W. Thomas Hodgson	42,224,374	0	13.190	2,163,755

Proposal 2: Approval and Ratification of the Appointment of Morrill & Associates, LLC Co. as the Company’s Independent Registered Public Accounting Firm

The appointment of Morrill & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, was approved and ratified.  There were 44,361,210 votes for the appointment, 5,158 votes withheld and 34,951 shares not voted.

Proposal 3: Ratification of Adoption of New Form of Bylaws in Order to Comply With Listing Requirements of the Toronto Stock Exchange

At the time of listing of the Common Shares on the Toronto Stock Exchange (“TSX”), the TSX required that the Company adopt a new set of bylaws to align the provisions more closely with those of the Canada Business Corporations Act, and submit such bylaws to the Shareholders for ratification.  The board of directors considered and approved Amended and Restated Bylaws on December 14, 2011, and the adoption of such Amended and Restated Bylaws was approved and ratified.  There were 44,307,863 votes cast in favor of ratification, 29,355 votes cast against ratification and 64,101 shares not voted.

Proposal 4: Ratification of Adoption of New Form of Amended and Restated Bylaws to Include Procedures for Nominations of Directors, Including an Advance Notice Requirement Applicable in Certain Circumstances to Nominations of Directors by Shareholders

On November 27, 2012, the Board approved certain amendments to the Amended and Restated Bylaws to, among other things, require advance notice to the Company in circumstances where nominations of persons for election to the Board are made by Shareholders other than pursuant to: (a) a requisition of a meeting made pursuant to the provisions of the Nevada Revised Statutes, or (b) a shareholder proposal made pursuant to the provisions of the Nevada Revised Statutes.  The shareholders ratified adoption of a new form of Amended and Restated Bylaws.   There were 42,181,264 votes cast in favor of ratification, 39,300 votes cast against ratification, and 2,180,755 shares not voted.

Proposal 5: Ratification of Adoption of Rolling Stock Option Plan

The Company adopted an incentive stock option plan dated April 19, 2011 (the “Plan”), which is the Company’s only equity compensation plan.  The Plan is a 10% rolling plan under which the maximum number of common shares of the issuable is set at 10% of the number of total number of common stock issued and outstanding from time to time, subject to any limitations imposed by applicable regulations, laws, rules and policies.  The shareholders ratified adoption of the Plan.  There were 42,120,974 votes cast in favor of ratification, 88,040 votes cast against ratification, and 2,192,305 shares not voted.

Proposal 6: Amendment of the Company’s Articles of Incorporation to Increase the Authorized Common Stock from 200,000,000 shares to 500,000,000 shares

An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares of $0.001 par value common stock to 300,000,000 shares of $0.001 par value common stock was approved.  There were 44,164,727 votes cast in favor of the amendment, 191,122 votes cast against the amendment, and 45,470 shares not voted.

Proposal 7: Amendment of the Company’s Articles of Incorporation to Authorize 10,000,000 Shares of Blank Check Preferred Stock

An amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock with a par value of $0.001 per share and to provide the board of directors of the Company with authorization to prescribe the series and the number of shares of each series of preferred stock to be issued, as well as the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series, was approved.  There were 42,096,824 shares voted in favor of the amendment, 134,240 shares voted against the amendment, and 2,170,255 shares not voted.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d)  The following exhibits are filed herewith:

3.5

Amended and Restated Articles of Incorporation of Liberty Silver Corp,

3.6

Amended and Restated Bylaws of Liberty Silver Corp., dated December 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Manish Z. Kshatriya

 Executive VP & CFO

Date: December 28, 2012